                  CERTIFICATIONS PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

David G. Booth, Principal Executive Officer, and Michael T. Scardina, Principal Accounting Officer, of The DFA Investment Company, a Delaware statutory trust (the "Registrant"), each certify that:

     1. The Registrant's periodic report on Form N-CSR for the period ended May 31, 2003 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, as applicable; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:  /s/ David G. Booth
    --------------------------------
    David G. Booth
    Principal Executive Officer
    The DFA Investment Trust Company

Date:  8/5/03
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By:  /s/ Micahel T. Scardina
    --------------------------------
    Michael T. Scardina
    Principal Accounting Officer
    The DFA Investment Trust Company

Date:  8/7/03
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